SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                FORM 8-K

                              Current Report


                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934




Date of Report (date of earliest event reported):  January 29, 2004



                            II-VI INCORPORATED
          (Exact name of registrant as specified in its charter)




        Pennsylvania                0-16195              25-1214948
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)           File Number)     Identification Number)




        375 Saxonburg Boulevard, Saxonburg, Pennsylvania       16056
          (Address of principal executive offices)           (ZIP Code)



          Registrant's telephone number, including area code:
                              724-352-4455

      Former name or former address, if changed, since last report:
                             Not Applicable











Item 5.  Other Events And Required FD Disclosure
         ---------------------------------------

         On January 29, 2004, II-VI Incorporated (the "Company") issued a press release entitled, "II-VI Incorporated Announces Addition to Management Team."

         The full text of the Company's press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.





                                SIGNATURES
                                ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      II-VI INCORPORATED
                                      (Registrant)



Date:  January 29, 2004               By:  /s/ Carl J. Johnson
                                           Carl J. Johnson
                                            Chairman and
                                       Chief Executive Officer



Date:  January 29, 2004               By:  /s/ Craig A. Creaturo
                                            Craig A. Creaturo
                                       Chief Accounting Officer
                                            and Treasurer






                              EXHIBIT INDEX
                              -------------


Exhibit No.               Description
----------                -----------

99.1                      Press Release